UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Blvd., Suite 305,

Roslyn, New York, 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SINO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OR LISTING.

On July 23, 2019, The NASDAQ Stock Market ("NASDAQ") granted Sino-Global Shipping America, Ltd. (the "Company") an additional 180 calendar days, or until January 20, 2020, to regain compliance with the $1.00 per share minimum required for continued listing on The NASDAQ Capital Market pursuant to NASDAQ Marketplace Rule 5550(a)(2) (the "Minimum Bid Price Rule").

As previously reported, on January 22, 2019, the Company received a notification letter (the "Notice") from NASDAQ advising the Company that for 30 consecutive business days preceding the date of the Notice, the bid price of the Company's common stock had closed below the $1.00 per share minimum required for continued listing on The NASDAQ Capital Market pursuant to the Minimum Bid Price Rule. The Company was provided 180 calendar days, or until July 22, 2019, to regain compliance with the Minimum Bid Price Rule. The Company was unable to regain compliance with the Minimum Bid Price Rule by July 22, 2019. The NASDAQ determination to grant the second compliance period was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The NASDAQ Capital Market, with the exception of the bid price requirement, and the Company's written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

To regain compliance, the bid price of the Company's common stock must close at or above $1.00 per share for a minimum of ten consecutive business days at any time during the second 180-day compliance period. The Company intends to monitor the closing bid price of its common stock and may, if appropriate, consider implementing available options, including effecting a reverse stock split. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Rule or maintain compliance with the other listing requirements necessary for the Company to maintain the listing of its common stock on The NASDAQ Capital Market.

The Notice has no effect on the listing of the Company's common stock at this time and the Company's common stock will continue to trade on The NASDAQ Capital Market under the symbol "SINO."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2019

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

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